EXECUTION VERSION

CARNIVAL CORPORATION
as Issuer

CARNIVAL PLC
AND THE OTHER GUARANTORS
NAMED ON THE SIGNATURE PAGES HERETO,

as Guarantors

AND

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

SECOND SUPPLEMENTAL INDENTURE
Dated as of July 8, 2020

TO THE INDENTURE
Dated as of April 6, 2020
5.75% Convertible Senior Notes due 2023

This SECOND SUPPLEMENTAL INDENTURE, dated as of July 8, 2020 (the “Supplemental Indenture”), is among Carnival Corporation, a corporation duly organized and existing under the laws of the Republic of Panama (the “Company”), Carnival plc, a company incorporated and registered under the laws of England and Wales (“Carnival plc”), each of the parties identified under the caption “Subsidiary Guarantors” on the signature page hereto (the “Subsidiary Guarantors”), the party identified under the caption “Additional Guarantors” on the signature page hereto (the “Additional Guarantor”) and U.S. Bank National Association, a national banking association, as Trustee.
RECITALS
WHEREAS, the Company, Carnival plc, the initial Subsidiary Guarantors and the Trustee entered into an Indenture, dated as of April 6, 2020 (the “Indenture”), pursuant to which the Company has issued $1,950,000,000 in principal amount of 5.75% Convertible Senior Notes due 2023 (the “Notes”); and
WHEREAS, Section 10.01(c) of the Indenture provides that the Company, Carnival plc, the other Guarantors and the Trustee may amend or supplement the Indenture in order to add Guarantors with respect to the Notes, without the consent of the Holders; and
WHEREAS, all acts and things prescribed by the Indenture, by law and by the Certificate of Incorporation and the Bylaws (or comparable constituent documents) of the Company, of Carnival plc, of the other Guarantors and of the Trustee necessary to make this Supplemental Indenture a valid instrument legally binding on the Company, Carnival plc, the other Guarantors and the Trustee, in accordance with its terms, have been duly done and performed;
NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Company, Carnival plc, the other Guarantors and the Trustee covenant and agree for the equal and proportionate benefit of the respective Holders as follows:
ARTICLE 1
Section 1.01    This Supplemental Indenture is supplemental to the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.
Section 1.02    This Supplemental Indenture shall become effective immediately upon its execution and delivery by each of the Company, Carnival plc, the other Guarantors and the Trustee.

ARTICLE 2
From this date, by executing this Supplemental Indenture, the Additional Guarantor whose signature appears below shall be a Guarantor with respect to the Notes on terms contemplated by and subject to the provisions of Article 13 of the Indenture.
ARTICLE 3
Section 3.01    Except as specifically modified herein, the Indenture and the Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Indenture.
Section 3.02    Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture. Additionally, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, Carnival plc and the other Guarantors, and the Trustee makes no representation with respect to any such matters. This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.
Section 3.03    THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 3.04    The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile, electronic or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, electronic or PDF shall be deemed to be their original signatures for all purposes.
[NEXT PAGE IS SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.
CARNIVAL CORPORATION

By:    /s/Darrell Campbell
Name: Darrell Campbell
Title: Treasurer

CARNIVAL PLC
By:    /s/Darrell Campbell
Name: Darrell Campbell
Title: Treasurer

ADDITIONAL GUARANTOR:

CARNIVAL FINANCE, LLC
By:     CARNIVAL CORPORATION, its Sole Member

By:    /s/Arnaldo Perez
Name: Arnaldo Perez
Title: General Counsel & Secretary

SUBSIDIARY GUARANTORS:

GXI, LLC

By: CARNIVAL CORPORATION, its Sole Member

By:    /s/Arnaldo Perez
Name: Arnaldo Perez
Title: General Counsel & Secretary

PRINCESS CRUISE LINES, LTD.

By:    /s/Janet Swartz
Name: Janet Swartz
Title: President

SEABOURN CRUISE LINE LTD.

By: SSC SHIPPING AND AIR SERVICES (CURACAO) N.V., its Sole Director

By:    /s/Iseline R. Gouvernour
Name: Iseline R. Gouvernour
Title: Managing Director

By:    /s/Rhona M.P. Mendez
Name: Rhona M.P. Mendez
Title: Attorney-in-Fact

COSTA CROCIERE S.P.A.

By:    /s/David Bernstein
Name: David Bernstein
Title: Director
CRUISEPORT CURACAO C.V.
By: HOLLAND AMERICA LINE N.V., its General Partner
By: SSC SHIPPING AND AIR SERVICES (CURACAO) N.V., its Managing Director

By:    /s/Iseline R. Gouvernour

Name: Iseline R. Gouvernour
Title: Managing Director

By:    /s/Rhona M.P. Mendez
Name: Rhona M.P. Mendez
Title: Attorney-in-Fact

HOLLAND AMERICA LINE N.V.

By: SSC SHIPPING AND AIR SERVICES (CURACAO) N.V., its Sole Director

By:    /s/Iseline R. Gouvernour
Name: Iseline R. Gouvernour
Title: Managing Director

By:    /s/Rhona M.P. Mendez
Name: Rhona M.P. Mendez
Title: Attorney-in-Fact

HAL ANTILLEN N.V.

By: SSC SHIPPING AND AIR SERVICES (CURACAO) N.V., its Sole Director

By:    /s/Iseline R. Gouvernour
Name: Iseline R. Gouvernour
Title: Managing Director

By:    /s/Rhona M.P. Mendez
Name: Rhona M.P. Mendez
Title: Attorney-in-Fact

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By/s/ Richard Prokosch
Name: Richard Prokosch
Title:    Vice President